SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 30, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)



              Delaware                  33-28829                       9999
(State or Other Jurisdiction    (Commission      (Primary Standard Industrial
       Identification Number)     File Number)    Classification Code Number)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(800) 999-7535
(Address and telephone number of Principal Executive Offices)

Item 5.       Other Events

Description of the Notes and the Receivables Pool

	National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of Registration Statement, File No. 33-28829, in connection with the Funding Trust's issuance of a series of Notes, entitled National Auto Finance 1997-1 Trust Automobile Receivables-Backed Notes, Series 1997-1 (the "Notes"), to be issued pursuant to an Indenture, dated as of June 29, 1997, between (i) National Auto Finance 1997-1 Trust (the "Trust"), a Delaware business trust formed pursuant to a Trust Agreement dated as of June 29, 1997 between Funding Trust, as depositor, and Wilmington Trust company, as Owner Trustee, and (ii) Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes designated as the Series 1997-1 Notes will be Secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of June 29, 1997 (the "Cut-off Date") of approximately $66,156,163.54 and certain additional Receivables to the extent purchased by the Trust on or prior to October 30, 1997 with funds deposited in a Pre-Funding Account in the amount of approximately $6,689,091.18.

Computational Materials

	First Union Capital Markets Corp., as underwriter of the Notes (the "Underwriter") has provided certain prospective purchasers of Notes with certain computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Notes and the hypothetical characteristics and hypothetical performance of the Notes under certain assumptions and scenarios, based on collateral information provided by National Auto Finance Company, Inc.



              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date September 21, 1998.


              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated September 21, 1998.

National Auto Finance 1997-1 Trust
   Monthly Servicer Certificate
    21-Sep-98

                     Pre-
              Pre-  Funding          Revol-
    Collect  FundingReserve Spread    ving    Cert     Trans-  Master
      Acct    Acct   Acct     Acct    Acct    Acct     feror  Servicer
  1         0      0      0 3,507,344     0          0       0        0
  2                0      0    15,852     0          0       0        0

  3 1,931,079      0      0         0     0          0       0        0
  4         0      0      0         0     0          0       0        0
  5    14,833      0      0         0     0          0       0        0
  6         0      0      0         0     0          0       0        0
  7    -7,242      0      0         0     0          0   7,242        0
  8         0      0      0         0     0          0       0        0
  9   -14,833      0      0   -15,852     0          0  30,685        0
 10-1,661,835      0      0         0     0  1,661,835       0        0
 11         0      0      0         0     0          0       0        0

 12  -262,002      0      0         0     0    262,002       0        0
 13         0      0      0         0     0          0       0        0
 14         0      0      0         0     0          0       0        0
 15         0      0      0         0     0          0       0        0
 16         0      0      0         0     0          0       0        0
 17         0      0      0    77,568     0          0       0        0
 18         0      0      0         0     0          0       0        0
 19         0      0      0         0     0          0       0        0
 20         0      0      0         0     0          0       0        0
 21         0      0      0         0     0          0       0        0
 22         0      0      0         0     0          0       0        0
 23         0      0      0         0     0          0       0        0
 24         0      0      0         0     0          0       0        0
 25         0      0      0         0     0          0       0        0
 26         0      0      0         0     0          0       0        0
 27         0      0      0         0     0          0       0        0

 28         0      0      0         0     0          0       0        0
 29         0      0      0         0     0          0       0        0
 30         0      0      0 3,584,912     0  1,923,837  37,926        0
 31         0      0      0         0     0  1,923,837       0        0

  1Beginning Account Balances
  2Interest Income

   Collection Account
  3Lockbox Collections during the Collections Period
  4Add: Retransfer Amt received in respect of any Retransferred Contracts 5Add: Any income and gain from investments of funds in Collection Acct 6Add: Amts received from Transferor, Master Servicer or any Subservicer 7Less: Late Pmt fees collected w/ respect to the Contracts on Deposit 8Less: Supplemental Servicing Fee
  9Less: Any income & gain on investments of deposits in Collection Acct 10Less: Scheduled, Prepay and Liquidated Contract Principal
 11Less: Amounts deposited with respect to Retransferred Contracts

   Certificate Account
 12Add: Withdrawals from Collection Account
 13Add: Amounts received from the Transferor
 14Add: Amounts received from the Master Servicer or Subservicer
 15Add: Withdrawals from Revolving Account
 16Add: Withdrawals from the Pre-Funding Reserve Account
 17Less: Withdrawals from the Spread Account
 18Add: Cross Collateralization from 95-1 Trust
 19Add: Cross Collateralization from 98-1 Trust
 20Add: Proceeds of any Contracts or Property
 21Add: Any income and gain on investments of funds in Certificate Acct 22Add: Amounts received from Certificate Insurer
 23Add: Withdrawals from Revolving Account or Pre-Funding Account
 24Less: Expenses of an Opinion of Counsel
 25Less: Expenses of Master Servicer or Transferor
 26Less: Pmts to Master servicer of Insurance and Liquidation Proceeds 27Less: Pmts to Transferor w/ respect to Retransferred Contracts or property

   Pre-Funding Reserve Account
 28Less: Amount in excess of Required Deposit
 29Less: Amounts Distributed
 30Ending Account Balances
 31Available Amount to Certificate Holders


 National Auto Finance 1997-1 Trust
   Monthly Servicer Certificate
           21-Sep-98
                                                     Cert
                                                    Account    Payment

Available Amount                                   1,923,837          0

Payments on Payment Date
    (i)  Servicing Fee                               (81,337)    81,337
         NAFI Operating Depository Account
         First Union National Bank, Charlotte, NC
         Acct #2010000259454   -   ABA 053000219

    (ii) Trustee, Collateral Agent                         0          0
         Harris Trust and Savings Bank

         and Custodian fees                           (5,150)     5,150
         Harris Trust and Savings Bank

   (iiia)Class A Interest                           (235,002)   235,002

   (iiib)Class A Principal                        (1,512,270) 1,512,270

    (iv) Certificate Insurer                         (12,512)    12,512
         Financial Security Assurance
         Morgan Guaranty Trust
         Acct #000-33-345  ABA 021-000-238

    (v)  Collateral Agent (Spread Account)           (77,568)    77,568
         Harris Trust and Savings Bank

    (va) [Reserved]                                        0          0

    (vi) Cross collateralization:  Due to 95-1             0          0
         Harris Trust and Savings Bank
         1995-1 Certificate Account

   (vii) Transfer to 98-1 Trust Certificate Acct           0          0
         Harris Trust and Savings Bank
         1998-1 Certificate Account

   (viii)Unreimbursed expenses to the Standby Serv         0          0

    (ix) Unreimbursed expenses to the Transferor           0          0

    (x)  Class B Certificate Holders                       0          0
         National Auto Finance Company, Inc.
         First Union National Bank
         Acct #2010000259454   -   ABA 053000219

Pursuant to section 3.17 of the Pooling and Service Agreement dated as of July 17,1997 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the
Collection Period    31-Aug-98

NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Kevin G. Adams       21-Dec-98
Sr. Vice President


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Sep-98

                                                  1 Month      2 Months
(A) Portfolio Performance Tests:     Current:     Previous     Previous
                                     (yes/no)     (yes/no)     (yes/no)
Trigger Event  (Yes/No)                 yes          yes          yes

                                                   Monthly
Delinquencies                                    Delinquency
                      Delinquencies    ACPB         Ratio
2 Months Prior:          5,513,854   50,857,372    10.842%
1 Month Prior:           6,370,895   48,801,932    13.055%
Current:                 5,348,668   47,140,097    11.346%
                                                   11.748%

Maximum Delinquency Ratio                               8.25%

                                                   Monthly      Annual
Gross Defaulted Contracts                          Default      Default
                        Defaults       ACPB         Rate         Rate
2 Months Prior:            636,543   51,692,926    1.231%       14.777%
1 Month Prior:             556,184   49,829,652    1.116%       13.394%
Current:                   854,360   47,971,014    1.781%       21.372%
                                                   1.376%       16.514%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                             18.00%
(iii)  Month 25 through the remainder of the transaction            14.00%

                                                   Monthly      Annual
Losses                                              Loss         Loss
                         Losses        ACPB         Rate         Rate
2 Months Prior:            334,087   51,692,926    0.646%       7.755%
1 Month Prior:             632,836   49,829,652    1.270%       15.240%
Current:                   387,201   47,971,014    0.807%       9.686%
                                                   0.908%       10.894%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                              8.00%
(iii)  Month 25 through the remainder of the transaction             6.00%


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Sep-98

                                                   1 Month     2 Months
(B) Insurance Agreement Event of Defaults         Previous     Previous
                                     Current:     (yes/no)     (yes/no)
Event of Default (Yes/No)               yes          yes          no

(1)        Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)        Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                   Monthly
Delinquencies                                    Delinquency
                      Delinquencies    ACPB         Ratio
2 Months Prior:          5,513,854   50,857,372       10.842%
1 Month Prior:           6,370,895   48,801,932       13.055%
Current:                 5,348,668   47,140,097       11.346%
                                                      11.748%

Maximum Delinquency Ratio                              11.00%


(5)        The Default Rate average over the 3 previous Monthly
           Periods exceeds 25% for month 1 through 24, and 17% for the remainder of the transaction;


                                                   Monthly      Annual
Defaults                                           Default      Default
                        Defaults       ACPB         Rate         Rate
2 Months Prior:            636,543   51,692,926        1.231%      14.777%
1 Month Prior:             556,184   49,829,652        1.116%      13.394%
Current:                   854,360   47,971,014        1.781%      21.372%
                                                       1.376%      16.514%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                             25.00%
(iii)  Month 25 through the remainder of the transaction            17.00%


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Sep-98


(B) Insurance Agreement Event of defaults (Cont.)

(6)        The Net Loss Rate averaged over the 3 previous Monthly
           Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                   Monthly      Annual
Losses                                              Loss         Loss
                         Losses        ACPB         Rate         Rate
2 Months Prior:            334,087   51,692,926        0.646%       7.755%
1 Month Prior:             632,836   49,829,652        1.270%      15.240%
Current:                   387,201   47,971,014        0.807%       9.686%
                                                       0.908%      10.894%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                             11.00%
(iii)  Month 25 through the remainder of the transaction             8.00%


(7)        The Servicer Termination Events listed below:

    (i)    Failure to deposit funds as required under the         no
           Pooling and Servicing Agreement

   (ii)    Failure to deliver the Servicer's Certificate          no

   (iii)   Breach of Servicer covenants                           no

   (iv)    Bankruptcy or insolvency of the Servicer               no

    (v)    Material breach of representations and warranties      no

   (vi)    Certificate Insurer has not delivered a                no
           Servicer Extension Notice

   (vii)   Insurance Agreement Event of Default on                no
           this or other transactions

  (viii)   Claim under the policy                                 no


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
 21-Sep-98


Class A Interest Schedule
          Opening Class A Principal Balance                    44,409,758
          Class A Interest Rate                                      6.35%
          30/360*Class A Interest Rate                               0.53%
          Current Class A Interest  Distribution                   235,002
          Prior Class A Interest Arrearage                               0
          Class A Interest Due                                     235,002

          Current Class A Interest Arrearage                             0

Class A Principal Schedule

          Opening Class A Principal Balance                     44,409,758

          Scheduled Principal                                      718,005
          Prepayments                                              428,247
          Liquidated Contracts                                     515,584
          Less: Principal write-up adjustment                            0
                                                                 1,661,835
          Retransfers                                                    0
                                                                 1,661,835

          Class A Share - 91%                                    1,512,270
          Remaining Prefunding Account Balance                           0
          Principal due to Class A                               1,512,270

          Prepayment from Revolving Account                              0
          Prepayment From Pre-Funding Account                            0
          Prior Class A Arrearage                                        0

          Class A Principal Due                                  1,512,270

          Class A Principal Distribution                         1,512,270

          Current Class A Arrearage                                      0

Ending Class A Principal Balance after current Distribution     42,897,488


Servicing Fee Schedule

          Beginning Collateral Balance                         48,801,932
          Annual Servicing Rate                                      2.00%
          Prior Servicing Fee Arrearage                                  0
          Current Servicer Fee                                      81,337
          Servicer Fee Due                                          81,337
          Servicer Fee Paid                                         81,337
          Current Servicing Fee Arrearage                                0


National Auto Finance 1997-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


Trustee Fee Schedule

Annual Trustee Fee                                                      0
Corporate Trust Fee                                                     0
Annual Administration Fee                                           5,150
Trustee Fee Due                                                     5,150
Current Trustee Fee Arrearage                                           0



Certificate Insurer Schedule

Ending  Class A Balance                                        42,897,488
Insurance Premium                                                   0.350%
Insurance Premium Supplement                                         0.50%
Certificate Insurer Fee                                            12,512


Pre-Funding Account

Opening Balance                                                          0
Monthly Originations X 91%                                               0
Withdrawal From Pre-Funding Account                                      0
Prepayment associated w/ end of Pre-Funding Period                       0
Closing Balance                                                          0



Revolving Account Schedule

Opening Balance                                                         0
Amount Transferred from Collection Account                              0
First Interim Balance                                                   0
Withdrawal From Revolving Account                                       0
Second Interim Balance                                                  0
Amount Transferred to Certificate Account                               0
Prepayment Associated w/ Release from Revolving Acct                    0
Ending Balance


Spread Account

Initial Collateral Balance                                     66,891,200
Opening Spread Account Balance                                  3,507,344
Less Interest Earned                                              (15,852)
Opening Spread Account Balance                                  3,507,344
Required Balance Spread Account                                 3,584,912
Required Deposit to Spread Account                                 77,568
Less:  FSA Fee Arrearage                                                0
Less:  Class A Principal Arrearage                                      0
Ending Spread Account Balance                                   3,584,912

Cap                                                                     0

Floor                                                          42,897,488
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

If an insurance Agreement Event of Default has occurred, there shall be no Spread Account Cap.
Insurance Agreement Events of Default
are not curable.


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Sep-98


Class A Certificate Factor

                                    Current Class A Balance    42,897,488
                                    Initial Class A Balance    66,891,200

                                    Certificate Factor:        0.641302414


Aggregate Contract Principal Balance                           47,140,097

Class A Balance                                                42,897,488
Less: Prefunding Account                                                0
 Receivable backed Certificates                                42,897,488

A Investor Percentage                                               91.00%


August 31, 1998

Weighted Average Coupon                                             19.12%

Weighted Average Maturity                                           39.84

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Sep-98


Beginning of Transaction            07/21/97
Payment Date                        09/21/98
Month of Transaction                      14
Period Ended                        08/31/98

Collection Account
Beginning Balance                                                          0.00
Collections during the Collections Period                          1,931,078.91
Retransfer Amt received in respect of any Retransferred Contracts          0.00
Any income & gain from investments of funds in the Collection Acct    14,832.83
Amts received from Transferor, Master Servicer or Subservicer              0.00

Late Payment Fees collected w/ respect to the Contracts on Deposit     7,241.52
Supplemental Servicing Fee                                                 0.00
Amounts deposited with respect to  Retransferred Accounts                  0.00
Scheduled Principal                                                  718,004.63
Prepayments                                                          428,246.58
Recoveries                                                           128,382.41

Certificate Account
Amounts received from the Transferor                                       0.00
Amounts received from the Master Servicer or Subservicer                   0.00
Withdrawals from the Pre-Funding Reserve Account                           0.00
Withdrawals from the Spread Account                                        0.00
Proceeds of any Contracts or Property                                      0.00
Any income & gain on investments of funds in the Certificate Acct          0.00
Amounts received from Certificate Insurer (Claims to FSA)                  0.00

Expenses of an Opinion of Counsel                                          0.00
Expenses of Master Servicer or Transferor                                  0.00
Pmts to Master servicer of Insurance and Liquidation Proceeds              0.00
Pmts to Transferor w/respect to Retransferred Contracts or property        0.00

Pre-Funding Reserve Account
Beginning Balance                                                          0.00
Amount in excess of Required Deposit                                       0.00
Interest Income                                                            0.00

Certificate Insurer
Is there a claim on the policy in the current month,               No
or has there ever been a claim?

Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                          0.00
Interest Income                                                            0.00


Spread Account
Beginning Balance                                                  3,507,344.37
Interest Income                                                       15,851.89

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Sep-98


Number of loans currently owned by Trust                                  4,580

Initial Collateral Balance                                           66,891,200

New Originations Transferred to Trust                                         0


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0


Opening Class A Principal Balance                                    66,891,200
Prior Class A Principal Arrearage                                             0



                                              1 Month   2 Months     3 Months
                                   Current     Prior      Prior        Prior

30+ Days Past Due                  3,334,395 4,508,461   3,934,811    3,576,723
60+ Days Past Due                  1,501,642 1,255,673     838,242      609,336
90+ Days Past Due                    512,631   606,762     740,801      807,419
Delinquent (30+ days past due)     5,348,668 6,370,895   5,513,854    4,993,478

Current Month Repos                  360,119   146,921     263,813      497,760
New over 90 Days                     494,241   409,263     372,730      221,903
Defaults                             854,360   556,184     636,543      719,663

Liquidated Contracts
  Repos > 90 Days                    324,508   130,498     121,621       79,813
  Closed Repo's                      191,076   257,896     321,647      570,185
  Past Due > 120 Days                      0    57,101      48,934            0
  Chapter 13 Bankruptcy                    0   334,063           0            0
  Net Liquidated Accounts            515,584   779,558     492,202      649,998

Recoveries - net of expenses         128,382   146,722     158,115      374,101

Net Losses                           387,201   632,836     334,087      275,897

ACPB                              47,140,097 48,801,932 50,857,372   52,528,479


Principal Paid

                       08/21/97              1,032,777
                       09/21/97              1,133,973
                       10/21/97              1,202,786
                       11/21/97              1,480,428
                       12/21/97              1,705,033
                       01/21/98              1,902,337
                       02/21/98              1,956,688
                       03/21/98              2,070,659
                       04/21/98              2,382,139
                       05/21/98              2,109,578
                       06/21/98              2,113,886
                       07/21/98              1,520,708
                       08/21/98              1,870,450

                                             22,481,442




        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Keith B. Stein
                           Name: Keith B. Stein
				    Secretary

Dated:        September 30, 1998